                                                                   EXHIBIT 10.56


             SECOND AMENDMENT TO CORRECTIONS CORPORATION OF AMERICA
                       1997 EMPLOYEE SHARE INCENTIVE PLAN

        WHEREAS, Corrections Corporation of America, a Maryland corporation formerly known as Prison Realty Trust, Inc. (the "Company"), administers the Corrections Corporation of America 1997 Employee Share Incentive Plan (formerly known as the CCA Prison Realty Trust 1997 Employee Share Incentive Plan) (the "Plan");

        WHEREAS, Section 5(f) of the Plan currently provides that, upon the death of a holder of a Share Option (as defined in the Plan), the heirs or estate of the optionee may exercise such Share Option, to the extent it was exercisable at death, for a period of one year from the date of death or the expiration of the stated term of the Share Option, whichever period is shorter;

        WHEREAS, Section 5(g) of the Plan currently provides that, upon the termination of a holder of a Share Option for reason of Disability (as defined in the Plan), the optionee may exercise such Share Option, to the extent it was exercisable at the time of termination, for a period of three years from the date of termination or the expiration of the stated term of the Share Option, whichever period is shorter;

        WHEREAS, Section 5(h) of the Plan currently provides that, upon the Retirement (as defined in the Plan) of a holder of a Share Option, the optionee may exercise such Share Option, to the extent it was exercisable at the time of termination, for a period of three years from the date of termination or the expiration of the stated term of the Share Option, whichever period is shorter;

        WHEREAS, the Company desires to amend the Plan to allow the exercise of Share Options granted in the future (whether or not then exercisable) for their full stated term upon death, Disability or Retirement; and

        WHEREAS, on December 13, 2001, the Compensation Committee of the Company's Board of Directors considered and approved the amendments to the Plan set forth herein effective as of the date of such approval.

        NOW, THEREFORE, Section 5(f) of the Plan is hereby amended as follows:

        By deleting the section in its entirety and substituting therefor the following:

        "(f) Termination by Death.

               (i) With respect to Share Options granted prior to December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Share Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the

Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter.

               (ii) With respect to Share Options granted on or following December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Share Option held by such optionee (whether or not then exercisable) may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee for the stated term of such Share Option."

        FURTHER, Section 5(g) of the Plan is hereby amended as follows:

        By deleting the section in its entirety and substituting therefor the following:

        "(g) Termination by Reason of Disability.

               (i) With respect to Share Options granted prior to December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Share Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Share Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Share Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Share Option will thereafter be treated as a Non- Qualified Option.

               (ii) With respect to Share Options granted on or following December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Share Option held by such optionee (whether or not then exercisable) may thereafter be exercised by the optionee (or, in the event of the optionee's death prior to the expiration of the stated term of such Share Option, by the legal representative of the optionee's estate or by the legatee under the will of the optionee) for the stated term of such Share Option. In the event of termination of employment by reason of Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Share Option will thereafter be treated as a Non-Qualified Option."

        FURTHER, Section 5(h) of the Plan is hereby amended as follows:

        By deleting the section in its entirety and substituting therefor the following:

        "(h) Termination by Reason of Retirement.

               (i) With respect to Share Options granted prior to December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or early Retirement, any Share Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Share Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee may specify at grant), any unexercised Share Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Option.

               (ii) With respect to Share Options granted on or following December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Share Option held by such optionee (whether or not then exercisable) may thereafter be exercised by the optionee (or, in the event of the optionee's death prior to the expiration of the stated term of such Share Option, by the legal representative of the optionee's estate or by the legatee under the will of the optionee) for the stated term of such Share Option. In the event of termination of employment by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Option."

        FURTHER, all references to Section 5(f)-(h) of the Plan and all other terms and provisions of the Plan for which an amendment is necessary to further the purpose of this Second Amendment to Corrections Corporation of America 1997 Employee Share Incentive Plan (the "Amendment") are hereby amended to conform with the terms of this Amendment.

        FURTHER, Section 12 of the Plan is hereby amended as follows:

        By deleting the entire Section (including Section headings) in its entirety and substituting therefor the following:

        "SECTION 12.    1999 REIT Election.

        Notwithstanding anything herein to the contrary, no provision in this Plan shall be construed in a manner so as to adversely affect the Company's ability to elect taxable status as a REIT for its 1999 taxable year and any award which shall be deemed to have such an adverse effect shall be void ab initio."

        FURTHER, from the date hereof, for purposes of the Plan, all references to the Company shall mean Corrections Corporation of America, a Maryland corporation, and all references to the Plan shall mean the Corrections Corporation of America 1997 Employee Share Incentive Plan, as amended.


                                       CORRECTIONS CORPORATION OF AMERICA



                                       By: /s/ John D. Ferguson
                                           -------------------------------------
                                       Title: President
                                              ----------------------------------